                                                                   EXHIBIT 10.15

                              REGENCY GAS SERVICES

                         PIPELINE CONSTRUCTION CONTRACT

This Contract is made and entered into this 2nd day of May, 2005, at Dallas, Texas, by and between Regency Gas Services, hereinafter called "Company" and H.C. Price Co., hereinafter call "Contractor".

Company has advised Contractor that Company desires to have constructed certain 30" Natural Gas pipeline with facilities, beginning at the Mainline Facility to Winnsboro. Louisiana.

In consideration of Ten Dollars ($10.00) cash in hand paid by Company to Contractor and other good and valuable consideration the receipt and adequacy of which is hereby acknowledged and in consideration of the covenants herein, Company and Contractor agree as follows:

     1. Contractor represents and warrants that it has fully acquainted itself with the work to be performed hereunder, including, without limitation, all the provisions of the Contract as herein after defined, the topography of the right-of-way; the type and character of the soil, rock, grading, stream, highway, railroad and all other conditions, obstacles and impediments, of whatsoever kind and character, which may be encountered in the performance of the work.

     2. Contractor hereby acknowledges that Company has furnished it the Company's General Conditions, Pipeline Construction Specifications, Standard Drawings, the Special R.O.W. Provisions, and the Project Drawings (all the immediately foregoing documents shall be collectively, hereinafter referred to as the "Documents"). Attached to this Pipeline Construction Contract, the Pipeline Construction Bid Specifications and a list of the Project Drawings. The Documents, this Pipeline Construction Contract, the Pipeline Construction Bid Specification, the Special R.O. W. Provisions and the Project Drawings, together with any written documents which are referred to and made a part of any of the foregoing, shall constitute the "Contract" between Company and Contractor and all are incorporated herein by this reference.

     3. Contractor shall perform, and do all things necessary, for the proper construction and completion of the work as described and provided in the Contract.

     4. Time is of the essence, the work shall be commenced on or before August 1, 2005 and all work under this Contract shall be completed on or before November 1, 2005, Mechanical Completion being October 21, 2005 and Final Clean-up, December 31, 2005; provided, however, that Company may postpone the above starting date pending the issuance of any necessary approvals of

                                                    Contractor Initials: CSH
                                                     Company Initials: DJJ


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

          governmental authorities, availability of rights-of-way, or adequate amounts of material are available at the delivery points provided for in this Contract, so long as Company provides Contractor with an appropriate equitable adjustment of the time and payment provisions of this Contract. It is agreed that Company will give notice to Contractor of any such postponement at least ten (10) days prior to said subsequent starting date as set forth above shall be delayed equally.

     5. Company shall pay Contractor for the performance of this Contract in accordance with the unit prices set forth in the Pipeline Construction Bid Specification and the other applicable provisions of the Contract.

     6. This Contract is and shall be deemed made and delivered in State of Louisiana, and shall be governed and construed in accordance with the laws of the State of Louisiana.

     7. This Contract shall be binding upon the parties hereto, their representatives, heirs, executors, administrators, successors and assigns. Contractor shall not assign this Agreement, or any portion hereof, or any of its rights and obligations hereunder without first securing the prior written consent of Company.

     8. Contractor represents and warrants that it has read and understands this Contract and now states that this Contract constitutes the entire agreement between the parties concerning the subject matter hereof, and any prior statements, negotiations, inducements, representatives, contracts or agreements, exclusive of the Contract, relating thereto are hereby canceled, and declared invalid and shall not be binding upon the parties.

     9.   Special Requirements

          a. Regency retains the right to select or reject any or all bidders at its sole discretion.

          b.   Operator Qualification Requirements.

          c.   Drug Test Requirements Provisions.

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                                                    Company Inititals: DJJ


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

EXECUTED, effective as of the day and year first above written.

ATTEST                            "CONTRACTOR"

                                  H.C. Price Co.
                                  ---------------------------------------------
                                       (Name of Contractor)

                                  /s/ C.S. Hardwick, Jr.
                                  ---------------------------------------------
                                  BY

/s/ Nan Drinker                   Sr. Vice President
--------------------------------  ---------------------------------------------
SECRETARY                         TITLE


                                  "COMPANY"

ATTEST                            REGENCY GAS SERVICES

                                  /s/ Durrell J. Johnson
                                  ---------------------------------------------
                                  BY

/s/ Angela (illegible)            Vice President - Operations and  Engineering
--------------------------------  ----------------------------------------------
SECRETARY                         TITLE

                              REGENCY GAS SERVICES

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                                                    Company Inititals: DJJ


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

                                INVOICE PROCEDURE

                                       SUPPLEMENT TO INVOICE NO. _______________
                                                    INVOICE DATE _______________

FOR WORK COMPLETED FOR PERIOD _____________________, 20__ THROUGH
____________________, 20__, ON SPREAD __________________ UNDER CONTRACT OF
____________________, AND AS PER CONSTRUCTION CERTIFICATE DATED _______________,
ATTACHED.

                                       UNITS TO    UNIT      AMOUNT
                                %        DATE     PRICE      EARNED
           ITEM             Complete     (FT.)    (FT.)   ($)________
-------------------------   --------   --------   -----   -----------
a. Mobilization (10%)         ____%    ________   _____    __________
b. Clearing (15%)             ____%    ________   _____    __________
c. Grading (5%)               ____%    ________   _____    __________
d. Ditching (10%)             ____%    ________   _____    __________
e. Stringing (5%)             ____%    ________   _____    __________
f. Laying & Welding (20%)     ____%    ________   _____    __________
g. Field Joints (3%)          ____%    ________   _____    __________
h. Lowering-in (7%)           ____%    ________   _____    __________
i. Tie-Ins (10%)              ____%    ________   _____    __________
j. Testing (5%)               ____%    ________   _____    __________
k. Clean-up (10%)             ____%    ________   _____    __________
                              ----
                              ____%

                                   EARNINGS         RETENTION
                                --------------   --------------
(1) Cumulative Total to Date    $_____________   $_____________
(2) Total Previously Invoiced   $_____________   $_____________
(3) Total Earned This Period    $_____________   $_____________

AMOUNT DUE THIS INVOICING $_____________________________
(Item 3, Earnings Less Ten Percent (10%) Retention

BILL TO ADDRESS:
Jay Strickler
Regency Gas Services
201 Oak Street
Dubach, LA 71235
318-243-6718

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                                                    Company Inititals: DJJ


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

                              REGENCY GAS SERVICES

                                      INDEX

                               GENERAL CONDITIONS

1.0    Definitions and Correlation of Documents
2.0    Materials, Equipment and Employees Furnished by Contractor
3.0    Materials and Equipment Furnished by Company
4.0    Representatives and Superintendents
5.0    Safety
6.0    Insurance
7.0    Personal Injury and Property Damage
8.0    Taxes, Liens, and Legal Requirements
9.0    Workmen's Compensation Insurance
10.0   Subcontractors
11.0   Commencing Work at Contractor's Risk
12.0   Skipping Work
13.0   Suspension, Discontinuance of Work or Shut Down
14.0   Changes in Work
15.0   Disputed Claims for Extra Compensation
16.0   Extra Work
17.0   Force Count Work
18.0   Omitted Work
19.0   Contractor's Obligation to Furnish Statements
20.0   Prosecution of Work
21.0   Inspection: Authority of Company's Representative and Inspectors
22.0   Radiographic Inspection
23.0   No Waiver Authorization
24.0   Site Examination
25.0   Measurement of Work Quantities

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                                                    Company Inititals: DJJ


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

26.0   Consideration
27.0   Inspection of Contractor's Records
28.0   Company's Right to Supplement Work of Partially Terminate Contract
29.0   Termination of Work for Default of Contractor
30.0   Payment
31.0   Oral Agreements
32.0   Bonds
33.0   Liability of Company
34.0   Guarantee
35.0   Equal Opportunity
36.0   Certification of Non-Standard Facilities
37.0   Handicapped Workers
38.0   Disabled Veterans and Veterans of the Vietnam Era
39.0   Contractor Assurances

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                                                    Company Inititals: DJJ


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

1.0  DEFINITIONS AND CORRELATION OF DOCUMENTS

     1.1 The obligations of Contractor and the rights of Company under the Contract shall be cumulative. The fact that two or more of the provisions of the Contract may deal with the same or a similar subject matter but impose different, although not mutually exclusive, obligations upon Contractor shall not relieve Contractor from satisfying all of said obligations. Company shall not limit Company's rights under any such provision. The exercise by Company of any right granted under this Contract shall not limit or affect the Company's ability to exercise any other rights, whether arising under this Contract, unless expressly provided; however, the rights and remedies set forth in this Contract shall be the exclusive rights and remedies of Company. If any provision of the contract is or should subsequently become void, or unenforceable under applicable law, such fact shall not affect the Company's rights under or ability to enforce any other provision.

     1.2 Subject to the provisions of paragraph 1.1 above, if two or more of the provisions of this booklet entitled "Documents" are in direct conflict, unless otherwise expressly provided in the Contract, the order of precedence among the sections shall be as follows:

               Special Provisions
               Construction Specifications
               Project Drawings (eg: Alignment Sheets, Mainline Valve Drawings, Launcher/Receiver Drawings, etc.)
               Special Drawings (eg: Permit Drawings, Typical Construction Drawings, etc)
               General Conditions

     1.3 The term "Company" as used in the Contract shall mean Regency Gas Services which has contracted with the Contractor for the performance of the work, acting through its officers.

     1.4 The term "Contract" as used herein shall mean any written agreement, which incorporates by reference this booklet entitled "Documents" regardless of the title which may be given to said written agreement, together with any other written documents, specifications or drawings incorporated by reference in said written agreement.

     1.5 The term "Contractor" as used in the Contract shall mean the corporation, partnership or other entity which has agreed in the Contract to perform the work.

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                                                 Company Initials: DJJ


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

     1.6 The term "crew" as used in the Contract shall be defined as a group of workmen, including supervisory personnel, operators and related equipment, engaged in a single specific task in the construction of the facilities.

     1.7 The term "Extra Work" as used in the Contract shall have the meaning indicated in Section 14.2 of these General Conditions.

     1.8 The term "Construction Bid Sheet", and the term "Unit Price Summary" as used herein shall each mean that portion of the Contract entitled Construction Bid Sheet" or "Unit Price Summary" or any other provision of the Contract however entitled which sets forth the prices which the Company has agreed to pay Contractor for the performance of the work.

     1.9 The term "right-of-way", "rights-of-way" or "ROW" as used in the Contract shall mean the easements, license, lease, permit or other real or personal right under which Company has the right to construct the facilities upon, over, under, across, and through the lands whereupon the Contractor is to construct the work hereunder.

     1.10 The term "spread" as used in the Contract shall mean all crews necessary to install a pipeline or other facilities to be constructed by Contractor as described in this Contract.

     1.11 Unless the context clearly indicates otherwise, the term "work" as used in the Contract shall mean all of the materials, labor and activities necessary for the completion of the facilities to be constructed under the Contract to the satisfaction of Company.

     1.12 "Applicable Law" shall mean any law, statute, order, decree, injunction, license, permit, consent, approval, agreement, or regulation of any governmental entity having jurisdiction, including any specified standards or criteria contained in any applicable permit or approval, which standards or criteria must be met in order for the Work to be constructed and operated lawfully, or other legislative or administrative action of a governmental entity or a final decree, judgment, or order of a court.

     1.13 "Change in Law" shall mean the adoption, enactment or application to Company or Contractor of any Applicable Law not existing, or otherwise applicable to Company or Contractor, on the Effective Date that adversely affects (in cost and/or time) the ability of Company or Contractor to perform its obligations hereunder, provided however, that a

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                                                 Company Initials: DJJ


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

          change in any income tax law shall not constitute a Change in Law.

     1.14 If and to the extent that any Change in Law gives rise to a change in the Work or to the schedule, manner or sequence of execution of the Work, such Change in Law shall be treated as a Change.

2.0  MATERIALS, EQUIPMENT and EMPLOYEES FURNISHED BY CONTRACTOR

     2.1 Unless otherwise expressly provided, Contractor shall provide and pay for all materials, labor, tools, equipment, water, light, power, transportation and other facilities necessary for the execution, testing and completion of the work unless and except as otherwise provided herein.

     2.2  WARRANTY

          All material and equipment incorporated into Work covered by the Agreement shall be new and without defects in workmanship and materials. All workmanship shall be in accordance with accepted construction practices and of a quality accepted within the industry. Contractor warrants all equipment, materials and labor, including required pipeline depth of cover, furnished or performed under the Agreement against defects in materials and workmanship for a period of one (1) year from and after substantial completion of the Work. Warranty regarding depth of cover will apply to the entire pipeline, unless such pipeline sections, regarding placement/necessity of required pipeline weighting, cannot be mutually agreed upon between the contractor and company. Upon receipt of written notice from Company of any defect in any such equipment, material, labor or pipeline cover discovered during the applicable warranty period, the affected item or parts thereof shall be repaired or replaced by Contractor at Contractor's expense at a time acceptable to Company. If within a reasonable time after Company gives the Contractor notice of defect, the Contractor neglects to make or undertake with due diligence to make necessary correction, Company is hereby authorized to make the correction itself or order the Work to be done by a third party, and the cost of the correction shall be promptly paid by Contractor upon receipt of an invoice from Company for the same.

     2.3 All tools and equipment furnished and used by Contractor shall be safe, efficient, serviceable and in good condition, and Contractor further agrees to replace any equipment and machinery which, in the judgment of the Company's Representative, is unsafe or incapable of satisfactorily performing the work for which it was designed.

     2.4  Should Contractor require unskilled labor, it agrees to employ

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                                                 Company Initials: DJJ


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

          persons residing in the locality in which the work is being performed, insofar as possible, to fulfill such unskilled labor requirements.

     2.5 Contractor shall pay all persons employed by it for the performance of the work in compliance with all legal requirements, as the same may now or hereafter exist and shall comply any other governmental authority applicable to Contractors employment practices.

     2.6 Contractor agrees that it will remove from the job any of its employees who refuse to comply with any of the terms of this Contract.

     2.7 Company shall have the right, at any time, to require that the Contractor replace Contractor's Superintendent if, in Company's opinion, the Superintendent is negligent, incompetent or fails to observe and to perform the provisions of the Contract. Contractor shall not remove any equipment or key men from the location of the work' unless such removal is authorized by Company's Representative, and the Company shall have the right to require Contractor to employ an additional crew or crews and provide additional equipment, tools and supplies if, in the judgment of Company's Representative, such procedure is necessary to complete the work within the time specified in the Contract.

     2.8 Contractor will furnish and install field joint coating FBE for mainline and SP 2888 or company-approved equivalent for tie-ins

3.0  MATERIALS and EQUIPMENT FURNISHED BY COMPANY

     3.1 Company shall pay for and furnish to Contractor at appropriate common carrier sidings, terminals or stations, or at the nearest suitable Company warehouses or storage yards, or at other points of delivery mutually agreed upon, all pipe, valves, fittings, and other materials which become a permanent part of the facilities to be constructed hereunder, except materials described in Article 2.0 to be furnished by Contractor.

     3.2 Contractor shall be responsible for receiving any and all materials and equipment furnished to Contractor by Company after delivery to the agreed points of delivery and shall repair or replace with materials of equal quality at its own expense, or reimburse Company for the cost of any loss or damage which said materials may sustain from any cause after said delivery to it.

     3.3 Contractor shall bear the cost of any demurrage or other claims resulting from delays in unloading said materials furnished to it by

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                                                 Company Initials: DJJ


                                    10 of 37

          Company after reasonable notification that such materials have been shipped.

     3.4 Contractor shall notify and secure permission from the Company, in advance, if it wishes to withdraw materials stored in Company material yards or warehouses.

     3.5 Contractor shall return to Company, without undue delay after completion of the work, all extra and surplus materials delivered by Company, which were not used to complete the work to the Dubach Facility Yard.

     3.6 All materials, furnished by Company to Contractor hereunder shall be inspected and tallied at the point of delivery to Contractor, by representatives of Company and Contractor, each keeping a record of quantities, quality and conditions, and any loss of or damage to such materials during shipment shall be reported immediately to the shipping agency.

4.0  REPRESENTATIVES AND SUPERINTENDENTS

     4.1 Company may have a representative or representatives ("Company's Representative") at the location of the work to observe and inspect the same.

     4.2 Contractor shall at all times have a superintendent ("Superintendent") on the work, vested with full authority to represent Contractor in prosecuting the work hereunder.

     4.3 In the performance of the work embraced by this Contract, Contractor is an independent contractor, and nothing in this Contract creates or shall be construed creating either a partnership (of any kind) or the relationship of principal and agent, or employer and employee, between Company and Contractor or between Company and Contractor's agents, subcontractors or employees. Contractor shall have no authority to hire any persons on behalf of Company, and any and all persons whom it may employ are and shall be deemed to be solely the employees of Contractor.

     4.4 Contractor shall have control and management of the details of the work, the selection of employees and the fixing of their hours of labor. Upon completion of the Contract, the pipeline or the other facilities to be constructed hereunder shall be delivered to Company completed in accordance with the Contract. The Company shall be entitled to inspect and determine whether the work is being performed in

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                                                 Company Initials: DJJ


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          compliance with the terms of this Contract. Nothing herein contained authorizes, or shall be construed to authorize, Contractor to incur any debt, liability or obligation of any nature for, or on behalf of, the Company.

5.0  SAFETY

     5.1 Contractor shall continuously maintain adequate protection of all its work from damage, and shall protect the Company's property from injury or loss arising in connection with this Contract. Contractor shall at all times exercise due care with regard to all excavations, equipment, machinery and materials to prevent loss or injury to persons and property, including livestock; and shall use such adequate protective devices, warning signs and barriers as may be reasonably required under the circumstances. Contractor will comply with all Federal and State safety and environmental laws at all times.

     5.2 Relative to performance of the work hereunder, Contractor, in recognition of the scope of work, the specifics of the work location, and in Contractor's capacity as an independent contractor which is experienced in the kinds of work to be undertaken hereunder, agrees to provide all necessary safety equipment, safety instructions and a written safety plan for the safety of its employees, representatives, subcontractors, if any, and others who may be at the work location pursuant to the requirements of Contractor. In addition to the foregoing, Contractor agrees to comply with any safety requirements of the Company.

6.0  INSURANCE

     6.1 Contractor, at its own expense, shall provide and maintain in force the kinds of insurance, with companies acceptable to the Company, and in the minimum amounts of coverage's set forth in the insurance schedule below to cover all loss and liability for damages on account of bodily injury, including death, and injury to, or destruction of, property caused by, or arising from, any and all operations carried on, or any and all work performed under this Contract. Contractor, if requested, shall furnish Company with the copies of the policies with all endorsements prior to commencement of any work hereunder, including a copy of the contractual insurance endorsement insuring performance of the hold harmless clause included in Article 7.0 hereof:

          6.1.1 Workers' Compensation (Including Occupational Disease) and Employer's Liability Insurance with a minimum policy limit of $1,000,000 per accident. Coverage's shall apply to all employees in accordance with the benefits afforded by the statutory Workers'

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                                                 Company Initials: DJJ


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               Compensation Acts applicable to the State, Territory or District of hire, supervision or place of accident.

          6.1.2 Comprehensive Commercial General Liability Insurance covering premises operations, products and completed operations, independent contractors, blanket contractual liability, explosion
               (x), collapse (c), and underground (u) hazards. Policy shall be endorsed to provide broad form property damage, including completed operations.

               Policy limits shall not be less than:

               (A)  Bodily Injury $1,000,000/$1,000,000
               (B)  Property Damage $1,000,000/$1,000,000

          6.1.3 Comprehensive Automobile Liability Insurance covering all owned, hired and non-owned automotive equipment. Policy limits shall not be less than:

               (A)  Bodily Injury $1,000,000 Per Person
                                  $1,000,000 Per Occurrence

               (B)  Property Damage $1,000,000 Per Occurrence

          6.1.4 Umbrella Liability or Excess Liability Insurance having following form excess of all primary coverage's enumerated in 6.1.1, 6.1.2 and 6.1.3 above with limits of at least $10,000,000.00 Combined Single Limit for Bodily Injury and Property Damage.

     6.2 All policies shall provide that the insurance company will notify the Company thirty (30) days prior to the termination of any policy, and-before any changes are made which restrict or reduce the coverage provided or change the name of the insured. In the event of the Contractor's failure to furnish such copies upon request or to carry out any of the provisions of this Article, the Company shall, in addition to any right to recover damages or to obtain other relief, have the right to cancel and terminate this Contract.

     6.3  Waiver of Subrogation

          All insurance policies of Contractor with respect to the operations conducted hereunder shall be endorsed in accordance with the following policy wording to waive all express or implied rights of subrogation:

          "The Insurers hereby waive their rights of subrogation against any

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                                                 Company Initials: DJJ


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          individual, firm, corporation, partnership or other entity for whom, or with whom, the Insured may be working and against any affiliated subsidiary or associated companies, partners, joint ventures, factors, or assigns of such entities."

     6.4 Before commencing performance of this Contract Contractor shall furnish Company with Certificates of Insurance indicating:

          6.4.1 The kinds and amounts of insurance required above are in force.

          6.4.2 The Insurance company or companies carrying the aforesaid coverage's.

          6.4.3 The expiration dates of policies.

          6.4.4 That Company will be given thirty (30) written advance notice of any material change in or termination of any policy.

          6.4.5 That Waiver of Subrogation has been endorsed on all policies.

          6.4.6 That the indemnification and hold harmless provisions hereof are insured.

     6.5  Subcontractors

          Contractor shall require all of its subcontractors to provide for the foregoing coverage's, as well as any other coverage's that Contractor may consider necessary, all to be endorsed with the Waiver of Subrogation wording above, and any deficiency in the coverage's, policy limits or endorsements of said subcontractors will be the sole responsibility of Contractor.

7.0  PERSONAL INJURY AND PROPERTY DAMAGE

     7.1 INDEMNITY

          Contractor agrees to assume liability for, and does hereby agree to indemnify, protect, save and hold harmless Company from and against any and all third party liabilities, obligations, losses, damages, penalties, claims, suits, judgments, attorney fees and other expenses or disbursements of any kind for personal injury (including death) or property damage, environmental contamination or violation of any applicable federal, state, or local statute, regulation or ordinance arising out of the performance of this Agreement by Contractor or its Subcontractors provided that Contractor's contractual obligation of indemnity shall not extend to the percentage

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          of the claimant's damages or injuries or the settlement amount attributable to Company's negligence or fault, breach of contract or warranty, or to strict liability imposed on Company as a matter of law. Any claim (a "Claim") submitted to COMPANY by a third party that relates in any way to the performance of Work under this Agreement shall be forwarded to the Contractor. Contractor shall have sixty (60) days from the date on which COMPANY forwards the Claim to the Contractor (the "Claim Date") to investigate the Claim and to provide a written response to COMPANY. Should Contractor fail to respond to COMPANY within sixty (60) days of the Claim Date, Contractor shall be deemed to have accepted any and all responsibility for said Claim. Should the Contractor notify COMPANY within sixty (60) days of the Claim Date that the Claim should be contested, the Parties shall work together to resolve the Claim, notwithstanding any obligation of the Contractor for indemnification of COMPANY.

     7.2 Contractor is solely responsible for the proper location of all-foreign pipeline crossings as well as the location and depth of the pipelines that parallel most of this project. The Company and its agents have provided materials giving the approximate location of many of these crossings. The Contractor should not rely on any of these approximations when actual excavation begins. It is the contractor's responsibility to avoid damage to these foreign crossings and their associated ROW. It is the contractor's responsibility to repair damage to these foreign crossings and their associated ROW to the specifications required by the owner. It is the contractors' responsibility to follow all applicable one-call location laws regarding this project prior to any work being done.

     7.3  CONSEQUENTIAL DAMAGES

          Notwithstanding any other provision of this Agreement to the contrary, in no event shall Company or Contractor (or any of its Subcontractors or suppliers to any tier) be liable to each other for any indirect, special, incidental, or consequential loss or damage including, but not limited to, loss of profits or revenue, loss of opportunity or use, cost of capital, or like items of loss or damage; and each Party hereby releases the other Party therefrom.

8.0  TAXES, LIENS AND LEGAL REQUIREMENTS

     8.1 The Contractor shall promptly and satisfactorily settle and pay all claims for labor, equipment, materials, and supplies, and any and all other claims of every nature which it is obligated to pay hereunder and shall furnish evidence satisfactory to Company that all such

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          claims have been settled and paid.

     8.2 Contractor shall not at any time suffer or permit any lien, attachment or other encumbrances, or the filing of any instrument claiming any such lien, attachment or other encumbrance, under any applicable laws or otherwise, by any person or persons whomsoever, to be put or remain on the work or premises to which work or materials are furnished hereunder for any claim or demand whatsoever against the Contractor provided that Contractor is being paid on a current basis pursuant to this Agreement. Any such lien, attachment or other encumbrance, until it is removed by Contractor at Contractor's sole expense, shall preclude any and all claims or demand for any payment whatsoever under or by virtue of this Contract. In the event the lien, attachment or other encumbrance, or any instrument claiming any such lien, attachment or other encumbrance, is not removed and released, the Company may pay such claim or demand and remove such encumbrance, and may deduct the amount so paid, together with all expenses incurred in connection with said payment or removal including, without limitation, legal fees from any payment then or thereafter due Contractor, or, if demanded by Company, Contractor shall reimburse Company for said amount and expenses. Any such payment made in good faith by Company shall be binding upon Contractor.

     8.3 Contractor shall comply with all Federal, state, or municipal laws and regulations regarding taxes and the payments of all kinds now in effect and those becoming effective during the term. of this Contract, including, without limitation, Social Security, State Unemployment Insurance, Gross Receipts Taxes, Withholding Taxes, Workman's Compensation Laws, Income Tax Laws, and will furnish, as requested by the Company, satisfactory evidence of such compliance. Contractor shall indemnify and save harmless Company from any and all liability, lien or assessment imposed upon Company, arising from Contractor's failure to comply with said laws, rules and regulations.

     8.4 Contractor further agrees that where the work or any part of the work is to be performed in a jurisdiction where a stipulation against mechanic's liens is recognized, upon request of the Company, it will enter into such a stipulation and agrees that such stipulation may be recorded in the office or offices provided, to the maximum extent permitted by law, for the recording of such instruments. In addition, Contractor hereby waives any and all. rights to a lien, or other encumbrance, of any character whatsoever, on against any real or personal property of Company arising out of the labor performed or material furnished under the Contract and also waives the right to

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          enforce any such lien or encumbrance.

9.0  WORKMEN' S COMPENSATION INSURANCE

     9.1 The Contractor shall comply with and qualify under the Workmen's Compensation Laws of the State or States in which the work is to be performed and furnish a sworn statement of its compliance with said laws. It shall also cause each of its subcontractors to comply with and qualify under said laws and to furnish a sworn statement of its (the subcontractor's) compliance with said laws.

10.0 SUBCONTRACTORS

     10.1 Contractor shall not have the right to assign any of its duties under this Contract or to subcontract any of the work to be performed by it hereunder without the prior written consent of Company and upon such conditions as Company shall deem necessary.

     10.2 As soon as practicable after the execution of this Contract, the Contractor will notify the Company in writing of the names of any subcontractors it intends to employ in the performance of any of the work hereunder and further agrees that it will employ only competent, experienced and skilled subcontractors to do any part of the work contemplated hereunder.

     10.3 Contractor further agrees that before employing any subcontractor to perform any of the work hereunder, it will cause such subcontractors to agree in writing to be bound by the terms and provisions of this Contract, so far as it is applicable to the work to be performed by such subcontractor, and will furnish Company with a copy of such agreement.

11.0 COMMENCING WORK AT CONTRACTOR'S RISK

     11.1 Contractor may with Company's written approval commence construction of the work before all necessary materials have been secured by the Company, in which event, the Company agrees that any subsequent delay suffered by Contractor by reason or failure of the Company to secure adequate material shall entitle Contractor to an equitable adjustment of the time and payment provisions of this Contract.

12.0 SKIPPING WORK

     12.1 If it becomes necessary in the judgment of Company, any or all of the crews of Contractor shall (i) skip any portion of the work and move to

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          a location on another portion of the work designated by Company's
          Representative and perform such other portion of work, (ii) move back when designated by Company's Representative and perform such skipped work and (iii) upon the completion of said skipped work, move to a location, on the then remaining work designated by Company's Representative, and resume performance of the remaining work. The performance of all three of the operations enumerated and described in the immediately foregoing sentence shall be considered to constitute, and shall be referred to throughout the Contract, including the Unit Price Summary, as a "move around." Company shall pay Contractor the price, if any, set forth in the Unit Price Summary for each complete "move around" which has been authorized in writing by Company's Representative. Additional compensation shall not be paid for any move around, or part thereof, permitted by Company for the sole purpose of expediting Contractor's operations.

13.0 SUSPENSION, DISCONTINUANCE OF WORK OR SHUT DOWN

     13.1 It is agreed that in the event either party is rendered unable wholly or in part by force majeure to carry out its obligations, other than the obligation to pay money, under this Contract, then on such party's giving notice and full particulars on such force majeure in writing to the other party, within two (2) working days after the occurrence of the cause relied on, the obligation of the party giving such notice, so far and only insofar as affected by such force majeure, shall be suspended during the continuance of any liability so caused, and such inability shall not be a breach of this Contract, and such party shall not be liable for damages or otherwise on account thereof.

     13.2 The term. "force majeure," as employed herein, shall mean the occurrence of conditions beyond the control of the affected party such as acts of God, (except as excluded herein), acts of the public enemies, wars, blockades, insurrections, riots, epidemics, earthquakes, major materials shipment failures, fires, priority allocations of pipe or other materials, or orders, restraints or prohibitions by any court, board, department, commission or agency of the United States or of any state and without limitation any arrests and restraints by rules and people, civil disturbances, explosions, and inability with reasonable diligence to obtain pipe or other essential materials. Labor disputes such as employee strikes or work slowdowns shall not be considered force majeure.RAIN, FLOOD, SNOW, ICE OR OTHER ADVERSE WEATHER CONDITIONS shall not be considered as Force Majeure, unless they are greater than the last 10 year maximum event.

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14.0 CHANGES IN WORK

     14.1 By written order of Company's Representative, Company may, at any time and without notice to any surety on any bond, omit, change, alter or add to Work to be performed hereunder by Contractor and in connection therewith issue additional or revised specifications, drawings, and written instructions. Contractor shall perform such Work in accordance with such revised specifications, drawings, and written instruction and pursuant to written authorization executed by Company or Company's Representative and otherwise in accordance with the provisions of this Contract.

     14.2 If the Company and Contractor agree that any specific additions, changes or alteration to the Work ordered by Company's Representative justifies extra performance time or compensation, such additions, changes or alterations shall be considered "Extra Work" and Contractor shall be entitled to a time extension and compensated for such Extra Work in accordance with Article 16. If a price for the Extra Work is not agreed upon or is not provided for in Article 16 then such Extra Work shall be performed on a "Force Account Basis" and considered "Force Account Work" and Contractor shall be compensated as provided in Article 17.0 Force Account Work.

     14.3 If an order to change Work, deletes Work which is to be performed hereunder and such deletion results in a substantial reduction, in the opinion of Company, in the labor or materials to be furnished by Contractor hereunder then such reduction in Work shall be considered "Omitted Work" and Company shall be entitled to a reduction in the compensation to be paid Contractor as provided in Article 18.

     14.4 Company shall have the right by written notice to Contractor to make changes to the Agreement ("Changes"), and Contractor shall have the right to an equitable adjustment of the Budget, the schedule and other affected terms of this Agreement to reflect such Changes. If Contractor believes that it has encountered a Change and that such Change affects the price, schedule or other terms for the Work, Contractor shall so notify Company in writing within seven (7) calendar days from the date that Contractor becomes aware of same. After receipt of such written notice, Company and Contractor will mutually agree in writing upon an equitable adjustment of the Unit Prices, the Unit Rates, the Budget the schedule or other terms to reflect the effect of such Change. Contractor's Change request shall be in the detail normally used by Contractor for estimating work. If Contractor fails to give notice within seven (7) calendars days and Company is prejudiced by the delay, Contractor shall be deemed to have waived its claim for adjustment to the extent of the prejudice

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          incurred. Mutually agreed to adjustments will be incorporated into the
          Agreement via formal change order. Contractor agrees that it shall not suspend performance of Work during the period Company and Contractor are in the process of negotiating such adjustment. If the parties cannot agree on appropriate adjustments the matter shall be determined in dispute resolution proceedings. In the absence of a mutual agreement, Company can direct Contractor to proceed.

          In the event that Company does not consider the circumstances described in Contractor's written notice to constitute a Change, Contractor shall be required to promptly proceed without delay. Should the Contractor continue to believe that the circumstances described in its written notice constitutes a Change, the dispute resolution provisions of these terms and conditions shall be operative.

          In no event shall Contractor fail to promptly proceed and complete the dispute resolution provisions of these terms and conditions shall be operative.

          In no event shall Contractor fail to promptly proceed and complete the work.

15.0 DISPUTED CLAIMS FOR EXTRA COMPENSATION

     15.1 Should Contractor, in any situation, deem or contend in any manner that extra compensation is or will be due for Work to be performed or material furnished pursuant to the instructions or orders of Company's Representative and Company has not agreed that such Work constitutes Extra Work, Contractor shall notify Company. In such event Company may, at its sole option, (i) have the Company's Representative execute a Disputed Extra Work Order which shall set forth the Work for which Contractor contends additional compensation is due, by Contractor or
          (ii) may, without waiving any of Company's rights arising under the Contract or otherwise require that Contractor not perform such Work and perform such Work itself or have it done by other contractors. In the event Company requires that Contractor not perform such Work, Contractor shall cooperate with Company and Company's other contractors to facilitate completion of the entire project.

     15.2 In no event shall Contractor commence or undertake any work for which it contends extra compensation is or will be owed without (i) prior written authorization from the Company as an "Agreed Extra Work Order" or (ii) prior to execution by Company's Representative of a "Disputed Extra Work Order." Each Agreed Extra Work Order or Disputed Extra Work Order must be supported by Contractor with written documentation substantiating the nature and quantity of work performed for which extra compensation is claimed and enabling pricing pursuant to the Contract. If an Agreed or Disputed Extra Work

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          Order is not obtained or Company's Representative is not offered proper facilities or opportunities by Contractor for keeping a strict account of actual costs incurred and Work quantities involved, Contractor shall be conclusively deemed to have waived, and Company shall not be obligated to pay any extra compensation for such Work. The fact that notice has been given by Contractor as required by
          Section 14.1, that Company's Representative shall have executed a Disputed Extra Work Order or that Company's Representative has kept account of the cost and/or quantity of such Work shall not in any way be construed as approving or proving the validity of any such claim.

     15.3 It is further understood and agreed that Company's Representative is not authorized to verbally waive, amend, or release any obligation of the Contractor under the Contract or to approve an Agreed Extra Work Order and Contractor shall not rely upon any such alleged verbal authorization in performing such Work. Subject to the above, Agreed Extra Work Orders shall be paid by the Company, pursuant to Section
          14.2 of these General Conditions. In case a Disputed Extra Work Order claim is allowed after consideration by the Company, it shall be paid in the manner provided in Article 16.2 of these General Conditions. All claims for Disputed Extra Work shall be resolved before final payment shall be due to Contractor.

16.0 EXTRA WORK

     16.1 When Extra Work is authorized by written order of Company, Contractor shall make every effort to provide such additional personnel and equipment to complete said Extra Work within the time specified for the completion of all work under the Contract including such Extra Work with appropriate compensation for accleration costs if any, and the time for the completion of all such work shall extended only when required by the nature of the Extra Work or Company's desire to avoid paying acceleration costs.

     16.2 Extra Work shall be paid for in accordance with one or more of the following methods in the manner specified in written authorization by the Company or as otherwise expressly agreed upon by Company and Contractor.

          16.2.1 Mutually satisfactory lump sum price agreed upon by Company and Contractor in writing.

          16.2.2 Mutually satisfactory unit prices agreed upon by

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               Company and Contractor in writing. Subject to the terms and conditions hereof, for any Extra Work performed or materials furnished, in addition to that specified in this Contract, for which unit prices in the Unit Price Summary are applicable, Contractor shall be paid the applicable unit prices for completion of such Extra Work. Such compensation shall be in addition to the contract price. The unit prices set forth in the Unit Price Summary applied to the measured quantity of Extra Work added shall be the total consideration paid for such Extra Work inclusive of fringe benefits, burden, insurance, taxes, overhead and profit.

17.0 FORCE ACCOUNT WORK

     17.1 Contractor shall notify Company in writing twenty-four (24) hours in advance of commencing any Force Account Work. Force Account Work shall be paid for in the following manner.

          17.1.1 For all labor and foremen employed on the specific operation and for superintendence, use of small tools and equipment for which no rental is allowed, office expense, overhead, insurance and profit, Contractor shall receive the composite rate of wages as set out in the Labor Rates for Force Account Work shown in the Contract for each hour that said labor and foremen are actually engaged in work. The wages of any foreman who is employed on Force Account Work and partly on other work shall be prorated between the two classes of work according to the number of men employed under the supervision of such foreman on each class of work as shown by the payrolls.

          17.1.2 For all materials furnished by Contractor and used in the Force Account Work, except those materials, if any, for which unit prices are included in the Unit Price Summary specifically and solely for such materials, Contractor shall receive the actual costs of such materials delivered to the Work including freight and hauling charges, as shown by original receipted bills.

          17.1.3 For any machine, power tools, or equipment, including fuel and lubricant but not including small hand tools, which actually are used by Contractor in such Force Account Work, Contractor shall receive the rental price shown in the Unit Price Summary, or if not shown in the Unit Price Summary, that agreed upon in writing in advance by Company and Contractor. No payment shall be due or made for any

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               machine, power tool or equipment for which no such written agreement exists. The hourly rate will be in effect unless equipment is used for one full day in which case the daily rate will be in effect unless equipment is used for seven consecutive days, in which case the weekly rate will prevail. For part of a daily period beyond one or more full days but less than seven consecutive days, the maximum rental price for such part of the daily period shall be one-eighth of the applicable rate "per day" for each hour worked. For a part of a weekly period beyond one or more full weekly periods, the maximum rental price for such part of the weekly period shall be one-seventh of the applicable rate "per week" for each day worked. The compensation herein provided shall be accepted by Contractor as payment in full for Force Account Work and shall include superintendence, use of tools and equipment for which no rental price has been agreed upon, overhead expense and profit.

          17.1.4 Contractor and the Company's Representative shall compare records of payrolls for labor, equipment and materials furnished on Force Account basis at the end of each day and resolve discrepancies, if any, in writing. Otherwise, Company's records, as approved by Company, shall control, in the absence of actual fraud. Copies of these records including employee's name, social security number, and classification, shall be made in triplicate by the Contractor and the Company's Representative, and one copy submitted by Contractor with invoice.

     17.2 Company shall have the right to designate the quantity of labor employed and the equipment and materials to be used by Contractor in the performance of Force Account Work.

18.0 OMITTED WORK

     18.1 For Omitted Work for which a unit price is shown in the Construction Bid Sheet, Company shall be credited for such omitted Work at the applicable unit prices. Units of such omitted Work will be reflected in the semi-monthly estimates provided for in Section 30.1 of Article 30.0, Payment, herein. For omitted Work for which a unit price is not shown in the Construction Bid Sheet, Company shall present a claim for reduction in the compensation to be paid Contractor hereunder within fifteen (15) days after the date it delivers the order to Contractor to omit such work pursuant to Section 14.1. If such a claim for a reduction in the compensation to be paid to Contractor is not made within such fifteen (15) day period then it shall be

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          conclusively presumed that there is no substantial reduction in labor, materials to be furnished hereunder and no reduction shall be made in the Contractor's compensation.

19.0 CONTRACTOR'S OBLIGATION TO FURNISH STATEMENTS

     19.1 All claims for payment for Extra Work done shall be submitted to Company by Contractor upon certified triplicate statements to which shall be attached original receipted bills covering the cost and the freight and haulage charges on all materials furnished by Contractor and used in such Extra Work, said statements shall be submitted to Company within fifteen (15) days of the completion of any item of Extra Work. Contractor acknowledges that prompt submission of the claim and supporting cost data is essential to the efficient administration of the project and agrees that the Contractor's failure to submit invoices for Extra Work performed within such period of time shall constitute the final and absolute waiver by Contractor of any claim for extra compensation for such Work performed.

20.0 PROSECUTION OF WORK

     20.1 Except as otherwise provided in this Contract, construction once commenced shall be continuous. CONTRACTOR SHALL PROSECUTE THE WORK WITH DUE DILIGENCE AND AT SUCH A RATE AND IN SUCH A MANNER AS IN THE SOLE OPINION OF THE COMPANY IS NECESSARY FOR COMPLETION WITHIN THE TIME LIMIT AS SET OUT IN THE CONTRACT AS IT MAY HAVE BEEN ADJUSTED. In no event shall construction operations be interrupted or slowed because of the existence of any controversy or dispute between Company and Contractor. If Contractor or its subcontractors cause a delay not otherwise excused hereunder in the progress of the Work, Contractor shall without additional cost to Company, work such overtime, acquire necessary additional equipment or perform such other acts as may be necessary to complete the Work within the time specified in the Contract. IN SUCH EVENT, CONTRACTOR SHALL, WITHOUT ADDITIONAL COST TO COMPANY, ADD SUCH MEN AND EQUIPMENT, INCLUDING ENTIRE ADDITIONAL CREWS, AS MAY UNDER THE CIRCUMSTANCES BE REQUIRED, IN THE JUDGMENT OF COMPANY OR COMPANY ' S REPRESENTATIVE, FOR THE COMPLETION OF THE WORK WITHIN THE TIME SPECIFIED IN THE CONTRACT.

21.0 INSPECTION: AUTHORITY OF COMPANY'S REPRESENTATIVES AND INSPECTORS

     21.1 Company contemplates and Contractor agrees to a thorough inspection by Company of all of the work, including any Extra Work or Force Account Work, and all materials furnished under this Contract.

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          All such Work performed by Contractor and all materials furnished by it hereunder shall be subject to the inspection of Inspectors designated by the Company's Representative to determine whether the Work and all parts thereof are being performed in strict compliance with the terms, provisions, specifications, drawings and other requirements of this Contract. Company's Representative shall be that person or persons designated from time to time by Company to represent Company in connection with all or any part of the Work. Company may change, remove or add Company's Representatives or Inspectors at any time and from time to time, upon written notice to Contractor, without Contractor's approval. Contractor shall not rely upon any advice, direction or representation of Inspectors or Company's Representative in the manner of performing the Work, it being Contractor's obligation and responsibility to make such decisions and to take such action as is required to complete the Work strictly in accordance with the specifications, drawings and other requirements of this Contract. Contractor shall furnish Company's Representatives and Inspectors access at all times to the Work wherever it is in progress and shall provide them every reasonable facility for purpose of inspection. Contractor shall at all times keep Company advised of its plan of operation sufficiently in advance to permit proper inspection of the Work. If any Work performed by Contractor or materials furnished by it hereunder are defective or fail to comply with the specifications, drawings or other requirements of this Contract, as determined by the Company's Representative or Inspector, then Contractor shall, at its own expense, immediately repair or replace the Work so found to be defective in a manner complying with such specifications, drawings and other requirements.

     21.2 If the Company's Representative or Inspector requests it, Contractor at anytime before acceptance of the Work by the Company shall remove or uncover such portions of the finished Work as may be directed. After examination, Contractor shall restore said portions of the Work to the standards required by the specifications, drawings or other requirements of the Contract. Should the Work thus exposed or examined prove to be in accordance with all such specifications, drawings or other requirements, the actual cost of uncovering or removing, and the replacing of the covering or making good of the parts removed shall be paid to Contractor by Company, provided Contractor shall have kept an accurate record of such costs. Should the work so exposed or examined prove to be not in accordance with such specifications, drawings or other requirements, the uncovering or removing, and replacing of the covering or the making good of the parts removed shall be at Contractor's expense. If Contractor fails to replace any defective Work or materials furnished by Contractor after reasonable notice, the Company may cause such defective Work or

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          materials to be replaced and all cost associated therewith shall be paid by Contractor or deducted by Company from payments to Contractor

     21.3 Should any Work be performed without giving notice and opportunity of inspection, Contractor may be required to uncover such Work for inspection. Cost of uncovering such Work shall be borne by the Contractor, whether or not the Work is found acceptable.

     21.4 If Contractor or any employee, agency or subcontractor of Contractor believes or suspects that any action taken by an Inspector, Company's Representative or any other person acting, or purporting to act, in behalf of Company is willful, arbitrary or unreasonable, or is motivated by malice, intent to defraud or any other motive not connected with completion of Work in accordance with the requirements of the Contract in the shortest possible time, Contractor shall, within 72 hours of said action notify Company in writing, stating the name of the person, the action taken and other pertinent details. Contractor agrees that, if Contractor does not so notify Company within the specified time, such lack of notification shall be a defense to any Contractor claim based on such circumstances to the extent that failure of notice caused prejudice to Company. CONTRACTOR FURTHER AGREES TO READ THIS PARAGRAPH TO EVERY EMPLOYEE, AGENT AND SUBCONTRACTOR PRIOR TO SUCH EMPLOYEE, AGENT OR SUBCONTRACTOR ENGAGING IN ANY ACTIVITY RELATED TO THE WORK.

     21.5 If Company is a partnership or if Company is causing the construction of the work for a third party, Contractor shall permit the presence of representatives of each partner or third party or each partner of a third party if such third party is a partnership (in addition to the presence of any other persons elsewhere provided for in this Contract) at the Work site which representatives may act as observers at the observing person's risk, cost and expense. Such observers shall have no authority to waive any obligation under this Contract or to otherwise act on behalf of, or represent, Company.

22.0 RADIOGRAPHIC INSPECTION

     22.1 Radiographic examinations as well as physical tests on cut out welds, shall be performed, as directed by Company, to insure acceptability of the welding quality. The Standard of Acceptability shall be in accordance with the latest edition of API Standard 1104. The extent and frequency of said examinations shall equal or exceed the Department of Transportation (D.O.T.) Part 192-Transportation of Natural and Other Gas by Pipeline, Subpart E or any regulation superceding or replacing Said Part 192. All tie-in welds and repaired

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          welds shall be examined by radiography. Welds declared to be unsatisfactory by the radiography technician and Company's Representative shall be removed and replaced at the Contractor's expense.

     22.2 Company may require 100% X-Ray inspection of welds according to Company's Specifications for Radiographic Inspection Services. Company will endeavor to provide such X-Ray inspection so as not to delay the progress of the Contractor, but Company will not be responsible for delays occasioned by X-Ray inspection. Contractor shall cooperate in keeping Company advised sufficiently in advance to permit proper scheduling of X-Ray crews, and shall, at no additional compensation, aid the X-Ray inspection crews, including towing and other assistance, as required to facilitate maximum utilization of X-Ray crews.

23.0 NO WAIVER AUTHORIZATION

     23.1 Neither Company's Representative nor Company's Inspectors, agents or employees shall have any power or authority to waive any of the provisions of this Contract or any of the obligations of the Contractor hereunder. No waiver of any provision of this Contract or other obligation of the Contractor shall be effective unless signed in writing by an officer of the Company. Neither Company' s failure to discover or reject work or material, furnished by the Contractor not in strict accordance with the requirements of the Contract, nor any payment to Contractor, nor partial or entire occupancy of the premises by Company, nor acceptance of the Work by Company's Inspectors or Representatives or by Company shall relieve Contractor of its obligation to complete the Work strictly in accordance with the specifications, drawings and other requirements of the Contract. Should it be determined that work which has been accepted, or for which payment has been made, does not comply with the requirements of the Contract, Contractor shall, at his cost and expense, do such work and take such action as is necessary to cause such nonconforming work to comply strictly with the Contract requirements.

24.0 SITE EXAMINATION

     24.1 Contractor represents that he has had an opportunity to examine the entire Contract, including all Drawings, Specifications, and all other written instruments incorporated by reference in the Contract, and has fully acquainted himself with the general topography, soil structure, subsurface conditions, obstructions, the site of the Work, and its surroundings, that he has made all investigations essential to a full understanding of the difficulties which may be encountered in

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          performing the work, and that anything in the Contract or any statements or information made or furnished by Company or its representatives notwithstanding, Contractor will, regardless of any such conditions pertaining to the Work, weather conditions, and the effect thereof, the site of the Work or its surroundings, complete the Work within the time specified and for the compensation stated in the Contract and assume full and complete responsibility for any such conditions pertaining to the Work, the site of the Work or its surroundings, and all risks, including the risk of weather, in connection therewith. Contractor represents that he has authority to do business in the State or location in which the Work is to be performed and that he is fully qualified and financially able to do the Work in accordance with the Contract within the time specified.

25.0 MEASUREMENT OF WORK QUANTITIES

     25.1 It is recognized that work quantities as set out in the Contract are approximate. The Company's Representative may make the accurate measurements to determine the quantities of various items of work performed as the basis for the periodic and final payments or may accept Contractor's estimate subject to adjustment by Company. The Contractor, in all cases, will be paid the amounts set forth in the Unit Price Summary only for the actual amount of work performed under the Contract and no payment shall be due or made for Work which is not actually performed. All such payments and measurement of Work quantities shall be subject to final audit and verification, and overpayments may be deducted by Company from any future payment to Contractor under the Contract or any other agreement with Contractor or Contractor shall, if directed by Company, refund to Company the amount of any such overpayment.

26.0 CONSIDERATION

     26.1 It is understood that the price or prices specified in the Contract cover and include all compensation, payments and remuneration which Contractor is to receive from the Company for the performance of the Work covered by the Contract. Contractor has the right to review the lay unit price pending construction drawings and route review. The duties and obligations assumed by Contractor in return for such consideration include, but are not limited to the following; furnishing necessary materials, labor, tools and equipment; performing all work described in the Contract; all overhead, profits, superintendence, labor, use of equipment, loss, damage, increased cost and expense arising from the nature of the Work, or from weather or from any difficulties, foreseen or unforeseen, which may be encountered during the prosecution of the Work until the acceptance for payment

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          by Company; all risks of every description connected with the prosecution of the Work, as well as all expenses incurred in consequence of the suspension or discontinuance of the Work according to the Contract and indemnifying Company, (and its partners if Company is a partnership) and Company's officers, agents and employees and holding them harmless as provided herein.

27.0 INSPECTION OF CONTRACTOR'S RECORDS

     27.1 Contractor shall maintain adequate costs records of all cost plus Extra Work performed hereunder, and, upon request by the Company, shall permit the Company or representatives of Company to inspect said books and records for the purpose of determining the propriety and accuracy of charges, claims and demands of the Contractor, its agents, employees and subcontractors.

28.0 COMPANY'S RIGHT TO SUPPLEMENT WORK OR PARTIALLY TERMINATE CONTRACT

     28.1 If, in the opinion of the Company, the Contractor shall, at any time, refuse or neglect to supply sufficient personnel, supervision or equipment of the proper quality, or fail in any respect to prosecute the work with promptness and diligence, or fail to make sufficient progress so as to assure completion of the work by the date fixed for such completion (it being recognized and acknowledged by Contractor that with respect to such completion date, time is of the essence to Company), the Company may, upon giving five (5) days written notice to Contractor and without prejudice to the other remedies available to Company, supplement the work by providing such additional labor or equipment (itself or through a contractor or contractors) as it deems necessary to rectify such default or to complete the work by the date fixed for such completion or withdraw from the Contract that portion of the work, which, in Company's sole opinion, Contractor will be unable to complete by the date fixed for such completion, and terminate the Contract with respect thereto and complete the work on such portion itself or through a contractor or contractors.

     28.2 Not used.

     28.3 Contractor shall not be entitled to receive the Contract consideration for any labor or materials provided to supplement the work or for any portions withdrawn from the Contract and terminated as herein provided. If Company should supplement the work or withdraw a portion of the work from this Contract and terminate the Contract with respect thereto, and should the cost to the Company of such

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          supplement or completion of the Work on such portion withdrawn, including all Company overhead expenses, supervision expenses, and reasonable attorney's fees, exceed the cost which Company would have incurred had Contractor completed the work as required under the Contract, Company may deduct such excess cost from any further payment to Contractor or require Contractor, upon demand, to reimburse Company for such excess cost. In the event Company exercises its right as provided herein, to supplement the Work or withdraws a portion thereof from the Contract and terminates the Contract with respect thereto, Contractor shall continue to perform the remaining portion of the work under the Contract. In such event, or should Company, for any other reason permitted hereunder perform any portion of the work to be performed by Contractor under this Contract or changes hereunder, Contractor shall fully cooperate with Company and with other contractors of Company and shall carefully coordinate its performance of such remaining work with the Work of Company and such other contractors, and Contractor shall not, under any circumstances, do anything, or commit any acts, which will interfere with the performance of the Work by Company or by any other contractor of Company.

     28.4 Not used.

29.0 TERMINATION OF WORK FOR DEFAULT OF CONTRACTOR

     29.1 If a petition in bankruptcy should be filed by the Contractor; or if the Contractor should make a general assignment for the benefit of creditors, or if the Contractor becomes insolvent, or if a receiver should be appointed on account of the insolvency of the Contractor, or if the Contractor should refuse or fail to supply enough properly skilled workmen or proper equipment or should fail to make prompt payment to subcontractors, or should fail to pay for materials, labor or services, or to pay any claims of third parties which are the responsibility of Contractor, or should disregard laws, ordinances, or the instructions of Company's Representative, or should permit liens, attachments or other encumbrances to remain on the project or on the property of Company after written instructions to have same removed, or should otherwise be guilty of a substantial breach of any provision of the Contract, then the Company may, without prejudice to any other right or remedy and without notice to any surety, terminate this Contract and take possession of the premises by giving Contractor written notice of such termination.

     29.2 In event of such termination, the Contractor shall not be entitled to receive any further payment hereunder until the work is finished. If the cost to Company of completing said Work, including all Company

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          overhead expenses, supervision expenses, and reasonable attorney's fees, is more than the aggregate sum obtained by applying the Unit Price herein specified for the work so performed, Contractor shall pay to Company, upon demand, the amount of such excess together with all other damages suffered by Company as a result of Contractor's default, or Company may withhold said amount from any payment due Contractor.

30.0 PAYMENT

     30.1 On or as soon as practicable after the fifth (5th) and twentieth
          (20th) days of each calendar month following commencement of work hereunder, the Company's Representative in collaboration with Contractor's Superintendent, shall make a written estimate of that portion of the work which has been completed and omitted, if any. All written estimates shall be signed by Company's Representative and Contractor's representative in the field, after which Company's Representative shall forward same to Company's office. Contractor shall prepare and deliver to Company an invoice for that portion of the work which has been completed, as determined by such written estimate, and which has not been included in a prior invoice. The invoice form shall include Contractor's name and address, invoice number, invoice date, description of work, a breakdown of major categories showing unit price by categories, percent of progress complete, total amount of such invoice and ten percent (10%) of such total amount which is to be retained by Company.

          Upon approval of Company, Company shall pay Contractor ninety percent (90%) of the total invoice amount less all payments made upon previous estimates.

     30.2 The remaining ten percent (10%) of the total invoice amount shall be retained by Company until Contractor has completed all of the work to be performed and all of the following conditions have been fulfilled:

          30.2.1 Final acceptance by Company of all work performed hereunder.

          30.2.2 Receipt by Company of affidavits or other evidence satisfactory to the Company, that Contractor has paid all claims and bills for labor, materials, equipment, services and supplies provided for or in connection with the work hereunder.

          30.2.3 Payment by Contractor of all claims of any character whatsoever, for which Contractor is responsible under

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               the Contract.

          30.2.4 Receipt by Company of satisfactory evidence that Contractor has paid any sales, use or other taxes pertaining to said work which are imposed by any governmental body having jurisdiction where said work is done.

          30.2.5 Receipt by Company of a certificate from the Parish Clerk's office in the parish where the work is performed in the, name of both Contractor and Company showing that no liens, of any kind, arising from said work have been recorded. Said Certificate must be dated at least thirty (30) days after the date of final acceptance of work by Company.

     30.3 Notwithstanding, and in addition to, any other provision of this Contract, any or all payments otherwise due Contractor from Company may be withheld at any time and from time to time by Company, without payment of interest, on account of defective work done and not remedied by Contractor, unpaid bills or claims for labor, materials, services and supplies or unpaid claims of any kind whatsoever which Contractor has agreed to pay, or upon reasonable evidence indicating that such unpaid bills or claims are outstanding. If and when the cause or causes for withholding any such payment shall be remedied or removed without cost to Company and evidence satisfactory to Company of such remedy or removal has been presented to Company, the payments withheld shall be made to Contractor.

     30.4 If Contractor fails or refuses to remedy or remove any cause for withholding such payment, within ten (10) days after delivery of written notice to Contractor by Company to remedy or remove such cause, Company may remedy or remove the same or cause the same to be remedied and removed and may deduct the cost thereof together with attorney's fees or any other expense, of whatsoever kind incurred by Company in connection therewith, from the amount then or thereafter due Contractor under the Contract or pursue any remedy otherwise provided by this Contract. In the event such cost should exceed the balance due Contractor, Contractor and its sureties shall be liable for, and shall pay, the difference to the Company. If however, Contractor notifies Company in writing within said period of time that it reasonably and in good faith contests the validity of any such claims, Contractor may defer remedial action pending a settlement with claimant satisfactory to Company or until judgment is rendered against Contractor or Company therefore, but

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          Company shall nevertheless be entitled to withhold payment of a sum sufficient in its judgment to satisfy amply the amount of-any and all such claims, including, in addition, an ample amount to cover all costs which may be incurred by Company in connection therewith, including all attorney's fees incurred.

     30.5 Company shall have the right to make payment of any sums withheld under this Section or other provisions of the Contractor retained under Section 30.3 without giving notice thereof to any surety or sureties on any bond of the Contractor or any subcontractor, and such sureties, liability under said bond or bonds shall not in any way be released or diminished on account of Company's making any payments of any such sums without notice to the surety or sureties. Neither final acceptance of the Work, final payment hereunder, and/or partial or entire use by Company of the Work shall relieve Contractor of any unperformed or continuing obligation under the Contract, including, without limitation, Contractor's obligations to protect, indemnify and hold harmless Company, its officers, agents and employees as herein provided.

     30.6 DISPUTES

          All disputes between Company and Contractor arising under or relating to the Agreement shall be resolved under this Article. The term "dispute" means a demand by either party resulting from a disagreement between Company and Contractor, which seeks an adjustment or interpretation of Agreement terms, or other relief. A demand shall be made in writing and shall contain complete information necessary for proper evaluation by the other party, otherwise it may be returned without action.

          At a minimum the demand submitted shall state the facts upon which the demand is based, how or in what way the circumstances differ from what was undertaken contractually and the Agreement provisions that provide for the relief being sought. If the demand seeks monetary payment, it shall be supported by a detailed breakdown similar to that accompanying a Change request. A party's written decision on a demand shall be final and conclusive, unless within seven (7) calendar days after receipt of the written decision the aggrieved party furnishes a written appeal to the other party. A written appeal shall be precedent to any arbitration or mediation. Contractor shall proceed diligently with performance under the Agreement and shall comply with any written decision of Company pending final resolution of its demands so long as Company acts in good faith and promptly provides any undisputed entitlement to Contractor.

          Any dispute between the Parties preserved by appeal shall be submitted to mediation under the construction industry rules of the

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          American Arbitration Association (AAA), and then failing resolution by mediation, to arbitration under the same rules except as modified herein. Unless the AAA fast track rules apply, three arbitrators shall be appointed by means of each party nominating an arbitrator within 20 days of filing of the arbitration demand with AAA, and then the appointees of the parties choosing the third arbitrator within an additional 20 days. If either a party or the two appointees are unable to make an appointment within the required time, the appointment shall be made by AAA. All members of the panel shall be neutral upon appointment. The location of the arbitration shall be New Orleans, Louisiana. Each Party shall pay any and all costs associated with the arbitrator selected by that Party. Each Party shall be responsible for fifty percent (50%) of the costs associated with the third arbitrator. The Parties shall urge the arbitrators to provide a written decision to the Parties within thirty (30) days of the arbitration hearing.

31.0 ORAL AGREEMENTS

     31.1 This Contract sets forth the entire agreement between Company and Contractor with respect to the Work and no oral agreements heretofore made shall be binding, and no modification of, or supplement to this Contract shall be made except by written agreement signed by Contractor and an officer of Company. The headings to each of the various Sections and Articles of this Contract are for convenience only and shall have no effect on, or be deemed a part of, the text of the Contract.

32.0 BONDS

     32.1 N/A

     32.2 N/A

     32.3 N/A

     32.4 N/A

33.0 LIABILITY OF COMPANY

     33.1 Contractor agrees that its right to recover for any claim shall be limited solely to the assets of Company and as part of the consideration for this Contract, Contractor hereby waives any and all rights to institute a legal proceeding or to assert a claim, in any manner, for any demand, cause of action, cost, expense, action,

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          judgment or-damage in any manner arising out of, or in connection with, this Contract, against any partner or partners of Company individually, or against any entity -affiliated or associated with any such partner.

34.0 GUARANTEE

     34.1 WARRANTY

          All material and equipment incorporated into Work covered by the Agreement shall be new and without defects in workmanship and materials. All workmanship shall be in accordance with accepted construction practices and of a quality accepted within the industry. Contractor warrants all equipment, materials and labor, including required pipeline depth of cover, furnished or performed under the Agreement against defects in materials and workmanship for a period of one (1) year from and after substantial completion of the Work. Warranty regarding depth of cover will apply to the entire pipeline, unless such pipeline sections, regarding placement/necessity of required pipeline weighting, cannot be mutually agreed upon between the contractor and company. Upon receipt of written notice from Company of any defect in any such equipment, material, labor or pipeline cover discovered during the applicable warranty period, the affected item or parts thereof shall be repaired or replaced by Contractor at Contractor's expense at a time acceptable to Company. If within a reasonable time after Company gives the Contractor notice of defect, the Contractor neglects to make or undertake with due diligence to make necessary correction, Company is hereby authorized to make the correction itself or order the Work to be done by a third party, and the cost of the correction shall be promptly paid by Contractor upon receipt of an invoice from Company for the same.

35.0 EQUAL OPPORTUNITY

     35.1 Contractor agrees to comply with all of the requirements of 41 CFR
          Part 60-1 and the provisions of the standard clause prescribed there under, dealing with equal employment opportunity, which provisions of said standard clause are specifically incorporated herein by reference to have the same force and effect as if set out in their entirety.

36.0 CERTIFICATION OF NON-STANDARD FACILITIES

     36.1 Contractor certifies that it does not maintain nor provide its employees any segregated facilities at any of its establishments, and that it does not permit its employees to perform their services at any

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          location, under Contractor's control, where segregated facilities are maintained. Contractor certifies further that it will not maintain or provide for its employees any segregated facilities at any of its establishments, and that it will not permit its employees to perform their services at any location under Contractor's control, where segregated facilities are maintained. Contractor agrees that a breach of this certification is a violation of the Equal opportunity Clause. As used in this certification, the term "Segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants, and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots, drinking fountains, recreation or entertainment areas, transportation and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis or race, creed, color, age, gender or national origin, because of habit or custom or otherwise. Contractor further agrees that (except where it has obtained identical certifications from proposed subcontractors for specific time periods) Contractor will obtain identical certifications from proposed subcontractors prior to the award of a subcontract exceeding Ten Thousand and No/100 Dollars ($10,000.00) unless such subcontractors are exempt from the provisions of the Equal Opportunity Clause; and that Contractor will retain such certifications in his files.

37.0 HANDICAPPED WORKERS

     37.1 Contractor agrees to comply with all of the requirements of 41 CFR
          Part 60-741 and the provisions of the standard contract clause prescribed there under, dealing with the employment of qualified handicapped individuals, which provisions of said standard contract clause are specifically incorporated herein by reference to have the same force and effect as if set out herein in their entirety.

38.0 DISABLED VETERANS AND VETERANS OF THE VIETNAM ERA

     38.1 Contractor agrees to comply with all of the requirements of 41 CFR
          Part 60-250 and the provisions of the standard contract clause prescribed there under, dealing with the employment of qualified disabled veterans and veterans of the Vietnam Era, which provisions of said standard contract clause are specifically incorporated herein by reference to have the same force and effect as is set out herein in their entirety.

39.0 CONTRACTOR ASSURANCES

     Unless exempted, Contractor hereby certifies that:

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          (a)  It has adopted and implemented a written anti-drug plan, which complies with the procedures and regulations as outlined in 49 CFR 199. Any and all employees, agents, subcontractors or consultants working for Contractor shall comply with Contractor's plan.

          (b) It understands, under penalty of law, the terms and conditions of the general National Pollutant Discharge Elimination System (NPDES) permit that authorizes the storm water runoff, and the requirements to reduce the environmental impact there from associated with the scope of work as herein described, shall be typed on Company letterhead and returned with the executed Pipeline Construction Contract (see Special Conditions).

          (c) It has adopted and implemented a written Operator Qualification Plan as outline in 49 CFR 192. Such plan is limited only to work covered and required under 49 CFR 192. Any and all employee's agents, subcontractors or consultants work for Contractor shall comply with Contractors plan.

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